UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2018 (July 26, 2018)

INTERNATIONAL MONEY EXPRESS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-37986	47-4219082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9480 South Dixie Highway, Miami, FL	33156
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 671-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 26, 2018 (the “Closing Date”), the registrant consummated the previously announced transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 19, 2017, by and among the registrant, FinTech II Merger Sub Inc., a wholly-owned subsidiary of the registrant (“Merger Sub 1”), FinTech II Merger Sub 2 LLC, a wholly-owned subsidiary of the registrant (“Merger Sub 2”), Intermex Holdings II, Inc. (“Intermex”) and SPC Intermex Representative LLC (“SPC Intermex”). The Merger Agreement provided for the acquisition of Intermex by the registrant pursuant to the merger of Intermex with and into Merger Sub 1 (the “First Merger”), with Intermex continuing as the surviving entity, and immediately following the consummation of the First Merger, the merger of Intermex with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity (such merger together with the First Merger, the “Merger”).

In connection with the closing of the Merger (the “Closing”), the registrant changed its name from FinTech Acquisition Corp. II to International Money Express, Inc. and Merger Sub 2 changed its name from FinTech II Merger Sub 2 LLC to International Money Express Sub 2, LLC. Unless the context otherwise requires, “we,” “us,” “our,” and the “Company” refer to the combined company following the Merger, together with its subsidiaries, “FinTech” refers to the registrant prior to the closing of the Merger and “Intermex” refers to Intermex Holdings II, Inc., together with its subsidiaries, prior to the Merger.

Item 1.01.	Entry into Material Definitive Agreement.

Shareholders Agreement

Concurrently with the Closing of the Merger, InterWire Topco LLC, the sole stockholder of Intermex, made a distribution of 17.5 million shares of our common stock to its members in accordance with their respective equity interests in InterWire Topco LLC. On the Closing Date, the Company entered into a shareholders agreement with SPC Intermex, certain of the Intermex legacy stockholders, and certain of FinTech’s initial stockholders (the “Shareholders Agreement”). Pursuant to the Shareholders Agreement, for so long as the Intermex legacy stockholders party thereto hold, in the aggregate, at least 10% of the total outstanding shares of our common stock, SPC Intermex will be entitled to designate eight individuals for election to our board of directors of which at least three designees must qualify as an “independent director” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Nasdaq (as defined below) rules. Following such times as the collective ownership of such Intermex legacy stockholders is less than 10% of the outstanding shares of our common stock, SPC Intermex, as representative of the Intermex legacy stockholders, will be entitled to designate one person for election to our board of directors, which designation right will lapse at such time as the Intermex legacy stockholders’ collective ownership is less than 5% of the outstanding shares of our common stock. Pursuant to the Shareholders Agreement, all of the stockholders party thereto (which stockholders represent, in the aggregate, more than 50% of the outstanding shares of common stock), are required to vote their shares of our common stock subject to the Shareholders Agreement as set forth therein for the director nominees designated thereunder. In addition, for so long as FinTech’s initial stockholders that are party to the Shareholders Agreement collectively own more than 5% of our outstanding common stock that is subject to the Shareholders Agreement, FinTech Investor Holdings II, LLC, as representative, is entitled to designate one person as a non-voting observer to our board of directors. Certain parties to the Shareholders Agreement have also agreed to a lock-up provision restricting the stockholders party thereto from transferring their shares of our common stock subject to the terms of the Shareholders Agreement as set forth therein, subject to limited exceptions (the “Lock-Up Period”). The Lock-Up Period extends, subject to certain exceptions, from the Closing Date until the earlier of (i) fifteen months following the Closing Date and (ii) such time as the shares of our common stock then subject to the Shareholders Agreement represent, for a period of five consecutive business days, less than 50% of the total voting power of our outstanding common stock.

Registration Rights Agreement

On the Closing Date, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with certain of FinTech’s initial stockholders and certain of the Intermex stockholders that provides certain registration rights with respect to the shares of the Company’s common stock. The Registration Rights Agreement requires the Company to, among other things, file a resale shelf registration statement on behalf of the stockholders party to the Registration Rights Agreement as promptly as practicable upon request by Stella Point Capital, LP and its affiliates (collectively, “Stella Point”) following the Closing. The Registration Rights Agreement also provides the stockholders party to the agreement the right (such right, the “Demand Registration Right”) to require the Company to effect one or more shelf registrations under the Securities Act of 1933, as amended (the “Securities Act”), covering all or part of such stockholder’s common stock upon written request to the Company. Demand Registration Rights are available exclusively to Stella Point for the first 15 months after the closing of the Merger, and thereafter to certain other stockholders party to the Registration Rights Agreement. The Registration Rights Agreement additionally provides piggyback rights to the stockholders party to the Registration Rights Agreement, subject to customary underwriter cutbacks and issuer blackout periods. The Company also agreed to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.

The foregoing descriptions of the Shareholders Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the actual terms of the respective documents. Copies of the Shareholders Agreement and the Registration Rights Agreement are attached as Exhibits 4.3 and 10.2 hereto, respectively, and each is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in this Current Report on Form 8-K under “Introductory Note” is incorporated in this Item 2.01 by reference. The material provisions of the Merger Agreement are described in the proxy statement/prospectus on Form S-4, filed with the Securities and Exchange Commission on March 27, 2018 and subsequently amended by Amendments No. 1, 2 and 3 thereto, dated May 9, 2018, May 31, 2018, and June 15, 2018, respectively (as amended, the “Prospectus”), in the section entitled “Proposal No. 1—The Merger Proposal—The Merger Agreement” beginning on page 68, which is incorporated by reference herein.

The Merger was approved by FinTech’s stockholders at the Special Meeting of FinTech Stockholders held on July 20, 2018 (the “Special Meeting”). At the Special Meeting, 20,193,022 shares of FinTech common stock were voted in favor of the proposal to approve the Merger and 13,521 shares of FinTech common stock voted against that proposal.

In connection with the Closing, FinTech redeemed a total of 4,938,232 shares of its common stock at a redemption price of $10.086957 per share pursuant to the terms of the Company’s amended and restated certificate of incorporation, resulting in a total payment to redeeming stockholders of approximately $49,811,733.84.

The aggregate consideration paid in the Merger consisted of (i) $102.0 million in cash and (ii) 17.2 million shares of FinTech common stock.

Immediately following the Merger, there were 36,182,783 shares of the Company’s common stock outstanding, warrants to purchase 8,959,999 shares of the Company’s common stock and no options to purchase shares of the Company’s common stock. As of the Closing Date, the former stockholders of Intermex owned approximately 48.3% of the Company’s outstanding common stock and the former stockholders of FinTech owned approximately 51.7% of the Company’s outstanding common stock (20.4% held by FinTech’s initial stockholders).

FORM 10 INFORMATION

Prior to the Closing, FinTech was a shell company with no operations, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. After the Closing, the Company became a holding company whose assets primarily consist of interests in its wholly owned subsidiary, International Money Express Sub 2, LLC. Item 2.01(f) of Form 8-K states that if the registrant was a shell company, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. The following information is provided about the business of the Company reflecting the consummation of the Merger, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Statements contained or incorporated by reference in this Current Report on Form 8-K reflect the Company’s current views with respect to future events and financial performance, business strategies, expectations for our business, operating of the Company’s business following completion of the Merger and any other statements of a future or forward-looking nature, constitute “forward-looking statements” for the purposes of federal securities laws. Forward-looking statements include, but are not limited to, statements regarding the Company’s or management’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “will,” “approximately,” “shall” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements included or incorporated by reference in this Current Report on Form 8-K may include, for example, statements about the benefits of the Merger and the future financial performance of the combined company following the Merger.

The forward-looking statements contained or incorporated by reference in this Current Report on Form 8-K are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There is no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to:

•	the outcome of any legal proceedings that may be instituted against the Company in connection with the Merger and related transactions;

•	the ability to obtain or maintain the listing of the Company’s common stock on the NASDAQ Capital Market (“Nasdaq”) following the Merger;

•	the risk that the Merger disrupts the Company’s current operations as a result of the announcement and consummation of the transactions described herein;

•
the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably;

•	costs related to the Merger;

•	changes in applicable laws or regulations;

•	the possibility that the Company may be adversely affected by other economic, business and/or competitive factors;

•	factors relating to the business, operations and financial performance of the Company, including:

o	competition in the markets in which the Company operates;

o	the Company’s ability to maintain agent relationships on terms consistent with those currently in place;

o	the Company’s ability to maintain banking relationships necessary to conduct its business;

o	credit risks from the Company’s agents and the financial institutions with which Intermex does business;

o	bank failures, sustained financial market illiquidity, or illiquidity at the Company’s clearing, cash management or custodial financial institutions;

o	new technology or competitors that disrupt the current ecosystem;

o	disruptions to the Company’s information technology, computer network systems and data centers;

o	the Company’s success in developing and introducing new products, services and infrastructure;

o	customer confidence in the Company’s brand and in consumer money transfers generally;

o	the Company’s ability to maintain compliance with the regulatory requirements in the jurisdictions in which it operates or plans to operate;

o	international political factors or implementation of tariffs, border taxes or restrictions on remittances or transfers of money out of the United States;

o	changes in tax laws and unfavorable outcomes of tax positions the Company takes;

o	political instability, currency restrictions and devaluation in countries in which the Company operates or plans to operate;

o	weakness in U.S. or international economic conditions;

o	change or disruption in international migration patterns;

o	the Company’s ability to protect its brand and intellectual property rights;

o	the Company’s ability to retain key personnel; and

•	other economic, business and/or competitive factors, risks and uncertainties, including those described in the section of the Prospectus entitled “Risk Factors” beginning on page 30.

The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of FinTech prior to the Merger is described in the section of the Prospectus entitled “Information About FinTech” beginning on page 126, which is incorporated by reference herein. The business of Intermex prior to the Merger is described in the section of the Prospectus entitled “Information About Intermex” beginning on page 138, which is incorporated by reference herein.

Risk Factors

The risk factors related to the Company’s business and operations, indebtedness and risks relating to FinTech and the Merger are described in the section of the Prospectus entitled “Risk Factors” beginning on page 30, which is incorporated by reference herein.

Selected Historical Financial Information

Selected historical financial information for Intermex for (1) the three months ended March 31, 2018, (2) the years ended December 31, 2016, 2015, 2014 and 2013 and (3) the periods from January 1, 2017 through January 31, 2017, February 1, 2017 through December 31, 2017 and February 1, 2017 through March 31, 2017 are set forth in the section of the Prospectus entitled “Selected Historical Consolidated Financial Information of Intermex” beginning on page 20, which is incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The section of the Prospectus entitled “Intermex’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 154 is incorporated by reference herein.

Qualitative and Quantitative Disclosure about Market Risk

The section of the Prospectus entitled “Intermex’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures about Market Risk,” beginning on page 175 is incorporated by reference herein.

Pro Forma Financial Information

Unaudited pro forma condensed combined financial information for the Company is set forth in the section of the Prospectus entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 56, which is incorporated by reference herein.

Properties

The section of the Prospectus entitled “Information About Intermex—Properties” beginning on page 146 is incorporated by reference herein.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding beneficial ownership of shares of common stock of the Company as of the Closing Date and immediately following the Closing by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock;

●	each of the Company’s executive officers and directors; and

●	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Beneficial ownership of common stock of the Company is based on 36,182,783 shares of common stock of the Company issued and outstanding as of the Closing Date of the Merger.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned.

Name and Address of Beneficial Owners	Number of Shares		Percentage
Directors and Executive Officers:(1)
Robert Lisy(2)	1,861,060		5.1%
Tony Lauro II	-		-
Eduardo Azcarate	241,421		*
Jose Perez-Villarreal	246,202		*
Randall D. Nilsen	170,922		*
William Velez	151,968		*
Adam Godfrey(3)	-		-
Kurt Holstein(4)	78,467		*
Robert Jahn(5)	-		-
Stephen Paul(6)	-		-
Michael Purcell	-		-
John Rincon(7)	1,285,719		3.6%
Justin Wender(8)	-		-
All directors and executive officers as a group (13 individuals)	4,035,759		11.2%

Five Percent Holders:
FinTech Investor Holdings II, LLC	3,309,996	(9)	9.1%
Robert Lisy(2)	1,861,060		5.1%
SPC Intermex, LP(10)	12,348,554		34.1%
Parties to Shareholder Agreement(11)	21,431,653		59.2%

*	Less than 1 percent.
(1)	Unless otherwise noted, the business address of each of the directors and executive officers is 9480 South Dixie Highway, Miami, Florida 33156.
(2)
Includes (i) 438,531 shares held by Hawk Time Enterprises LLC, a Delaware limited liability company (“Hawk Time”), and (ii) 1,422,529 shares held by the Robert Lisy Family Revocable Trust, Robert W. Lisy, Trustee (the “Lisy Trust”).  Mr. Lisy is the sole manager of Hawk Time and sole trustee of the Lisy Trust.

(3)
Excludes 12,348,554 shares held by SPC Intermex, LP, whose general partner is SPC Intermex GP, LLC. Stella Point is the sole manager of SPC Intermex GP, LLC, and Mr. Godfrey is a Managing Partner of Stella Point. Mr. Godfrey serves on the board of directors of the Company as a representative of Stella Point. Mr. Godfrey disclaims beneficial ownership of the shares of common stock held by SPC Intermex LP. The address for Mr. Godfrey is c/o Stella Point Capital LLC, 444 Madison Ave., 25th Floor, New York, New York 10022.

(4)	Mr. Holstein currently serves on the board of directors of the Company.
(5)
Does not include any shares held by SPC Intermex, LP. Mr. Jahn is a Managing Director at Stella Point.  Mr. Jahn serves on the board of directors of the Company as a representative of Stella Point. Mr. Jahn also owns a limited partnership interest in SPC Intermex, LP. Mr. Jahn disclaims beneficial ownership of the shares of common stock held by SPC Intermex, LP. The address for Mr. Jahn is c/o Stella Point Capital LLC, 444 Madison Ave., 25th Floor, New York, New York 10022.

(6)
Does not include any shares held by SPC Intermex, LP. The Louis Berkman Investment Company, of which Mr. Paul is President and is a trustee of various trusts which own 28.24% of its non-voting stock, owns a limited partnership interest in SPC Intermex, LP. Mr. Paul currently serves on the board of directors of the Company. Mr. Paul disclaims beneficial ownership of any shares of common stock held by SPC Intermex, LP.

(7)
Includes (i) 1,105,288 shares held by Latin American Investment Holdings and (ii) 180,431 shares held by Rincon Capital Partners, LLC. Mr. Rincon owns 100% of Latin American Investment Holdings and jointly owns Rincon Capital Partners, LLC.

(8)
Excludes 12,348,554 shares held by SPC Intermex, LP, whose general partner is SPC Intermex GP. Stella Point is the sole manager of SPC Intermex GP, LLC, and Mr. Wender is a Managing Partner of Stella Point. Mr. Wender serves on the board of directors of the Company as a representative of Stella Point. Mr. Wender disclaims beneficial ownership of the shares of common stock held by SPC Intermex LP. The address for Mr. Wender is c/o Stella Point Capital LLC, 444 Madison Ave., 25th Floor, New York, New York 10022.

(9)
Includes 3,127,496 shares and warrants to purchase 182,500 shares that are exercisable within 30 days.  The address for FinTech Investor Holdings II, LLC is 3 Columbus Circle, 24th Floor, New York, NY  10019.

(10)
Includes 12,348,554 shares held by SPC Intermex, LP, and excludes shares of common stock held by other parties to the Shareholders Agreement with which SPC Intermex LP and associated entities may be deemed to share beneficial ownership by virtue of voting provisions of such agreement. See the section of the Prospectus entitled “Proposal No. 1—The Merger Proposal—The Merger Agreement—Additional Agreements—Shareholders Agreement” for additional information. The general partner of SPC Intermex, LP is SPC Intermex GP, LLC and Stella Point is the sole manager of SPC Intermex GP, LLC. Messrs. Godfrey and Wender are the Managing Partners of and jointly control Stella Point. Messrs. Godfrey and Wender disclaim beneficial ownership of the shares of common stock held by SPC Intermex LP. The address for SPC Intermex LP is c/o Stella Point Capital LLC, 444 Madison Ave., 25thFloor, New York, New York 10022.

(11)
Includes shares held by each of the parties to the Shareholders Agreement. Includes warrants to purchase 182,500 shares that are exercisable within 30 days following the closing of the Merger. The parties to the Shareholders Agreement are: International Money Express Inc., SPC Intermex Representative LLC, SPC Intermex, LP, C.A.R. Holdings, Robert Lisy, Hawk Time Enterprises LLC, Robert Lisy Family Revocable Trust, Robert W. Lisy, Trustee, Darrell Ebbert, Jose Perez-Villarreal, Eduardo Azcarate, William Velez, Randy Nilsen, DGC Family FinTech Trust, Daniel Cohen, Betsy Cohen, Swarthmore Trust of 2016, James J. McEntee, III, Hepco Family Trust, Jeremy Kuiper, Shami Patel, Plamen Mitrikov, FinTech Investor Holdings II, LLC (Sponsor), Cohen Sponsor Interests II, LLC, Cohen and Company LLC and Solomon Cohen.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately after and in connection with the consummation of the Merger is set forth in the sections of the Prospectus entitled “Management Following the Merger—Information about Directors Expected to be Appointed to the Board Upon the Closing of the Merger,” and “—Executive Officers and Board of Directors” beginning on page 177, and “—Committees of the Board of Directors” beginning on page 180, which are incorporated by reference herein.

Executive Compensation

The section of the Prospectus entitled “Management Following the Merger—Officer and Director Compensation Following the Merger” beginning on page 184 is incorporated by reference herein. The compensation of the named executive officers of Intermex before the Merger is set forth in the section of the Prospectus entitled “Information about Intermex—Executive Compensation” beginning on page 148, and is incorporated by reference herein. The compensation of the named executive officers of FinTech before the Merger is set forth in the section of the Prospectus entitled “Information about FinTech—Executive Compensation” beginning on page 132, and is incorporated by reference herein.

The information set forth in this Current Report on Form 8-K under “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” is incorporated in this Item 2.01 by reference.

At the Special Meeting, FinTech’s stockholders approved International Money Express, Inc.’s 2018 Omnibus Equity Compensation Plan (the “Plan”). A description of the material terms of the Plan is set forth in the section of the Prospectus entitled “Proposal No. 8—The Incentive Plan Proposal—Summary of Material Terms of the Omnibus Plan” beginning on page 113 and is incorporated by reference herein.

The foregoing description of the Plan is qualified in its entirety by reference to the actual terms of such document. A copy of the Plan is attached as Exhibit 10.3 hereto, and is incorporated by reference herein.

Director Compensation

We expect that the non-employee directors of the Company will receive an annual retainer of $40,000 paid in cash and $70,000 paid in equity-based awards in connection with their services on the board. Prior to the Merger, for the year ended December 31, 2017, directors of FinTech and Intermex did not receive compensation for their service on the respective boards.

Compensation Committee Interlocks

The section of the Prospectus entitled “Management Following the Merger—Committees of the Board of Directors—Compensation Committee Interlocks and Insider Participation” beginning on page 182 is incorporated by reference herein.

Certain Relationships and Related Transactions, and Director Independence

The sections of the Prospectus entitled “Certain Relationships and Related Transactions” beginning on page 195 and “Management Following the Merger—Director Independence” beginning on page 179 are incorporated by reference herein.

The information set forth in this Current Report on Form 8-K under “Item 1.01. Entry into a Material Definitive Agreement—Registration Rights Agreement” and “—Shareholders Agreement” is incorporated into this Item 2.01 by reference.

The Company’s policy regarding related party transactions requires that management bring to the Audit Committee for its review each proposed “related person transaction” (defined as any transaction in which the Company is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest). Any related party transaction must be approved or ratified by either (1) the Audit Committee or (2) the affirmative vote of a majority of directors who do not have a direct or indirect material interest in such related party transaction.

Legal Proceedings

The sections of the Prospectus entitled “Information about FinTech—Legal Proceedings” beginning on page 134 and “Information about Intermex—Legal Proceedings” beginning on page 147 are incorporated by reference herein.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information about the market price, number of stockholders and dividends for the Company’s securities is set forth in the section of the Prospectus entitled “Price Range of Securities and Dividends” beginning on page 198, which is incorporated by reference herein. As of the Closing Date, there were 63 holders of record of the Company’s common stock and one holder of record of the Company’s warrants.

Following the Merger, the Company’s common stock and warrants began trading on Nasdaq under the symbols “IMXI” and “IMXIW”, respectively, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Merger.

On July 26, 2018, in connection with the Closing, all of the units of the Company separated into their component parts of one share of common stock and one half of one warrant to purchase one share of common stock of the Company, and the units ceased trading on Nasdaq.

Securities Available Under Outstanding Equity Plans

There are 3,371,389 shares authorized for issuance under the Plan, which includes 2,763,219 shares underlying stock option grants and 21,189 shares in respect of restricted stock unit grants, which are being granted in connection with the Closing.

Recent Sales of Unregistered Securities

None.

Description of the Company’s Securities to be Registered

The section of the Prospectus entitled “Description of Securities” beginning on page 186 is incorporated herein by reference.

The Company has authorized 205,000,000 shares of capital stock, consisting of 200,000,000 shares of common stock, $0.0001 par value per share, and 5,000,000 shares of preferred stock, $0.0001 par value per share. As of the Closing Date, there were 36,182,783 shares of the Company’s common stock issued and outstanding and warrants to purchase 8,959,999 shares of the Company’s common stock outstanding.

Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law (the “DGCL”) authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities, including reimbursement for expenses incurred, arising under the Securities Act.

Our Restated Certificate (as defined below) provides that our directors shall not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL. Our Amended and Restated Bylaws (as defined below) provide for indemnification of our directors and officers to the maximum extent permitted by applicable law.

The right to indemnification conferred by our Amended and Restated Bylaws also includes the right to be paid the expenses (including attorneys' fees) incurred by a present or former director or officer in defending any civil, criminal, administrative, or investigative action, suit, or proceeding in advance of its final disposition, provided, however, that if the Delaware law requires, an advancement of expenses incurred by a director or officer in his or her capacity as a director or officer shall be made only upon the Company’s receipt of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified for such expenses under our Amended and Restated Bylaws, or otherwise.

In addition, the Company entered into indemnification agreements with each of its directors and certain of its officers. These agreements require us to indemnify such persons to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the registrant, and to advance expenses incurred as a result of any action, suit, or proceeding against them as to which they could be indemnified.

The Company has in effect insurance policies for general officers' and directors' liability insurance covering all of its officers and directors.

The foregoing description of the indemnification agreement is qualified in its entirety by reference to the actual terms of the document. The form of indemnification agreement is attached as Exhibit 10.1 hereto, and is incorporated by reference herein.

Financial Statements and Supplementary Data

The consolidated financial statements of Intermex Holdings, Inc. and its subsidiaries included in the Prospectus beginning on page F-35 are incorporated by reference herein. The section of the Prospectus entitled “Selected Historical Consolidated Financial Information of Intermex” beginning on page 20 is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

The information set forth in this Current Report on Form 8-K under “Item 2.01. Completion of Acquisition or Disposition of Assets” and “Item 9.01. Financial Statements and Exhibits” concerning financial information of Intermex is incorporated in this Item 2.02 by reference.

The Company intends to file an amendment to this Form 8-K to provide consolidated financial information for Intermex and pro forma financial information for International Money Express, Inc. and its subsidiaries for the quarter ended June 30, 2018 and will file a Form 10-Q for FinTech for the quarter ended June 30, 2018.

Item 3.03.	Material Modification to Rights of Security Holders.

On the Closing Date, the Company filed a Second Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware. The Restated Certificate was amended to: (i) change the name of the Company from “FinTech Acquisition Corp. II” to “International Money Express, Inc.”; (ii) increase the number of authorized shares of our common stock; (iii) create an additional class of directors so there will be three classes of directors with staggered terms of office, and make related changes; (iv) add a forum selection clause designating the Delaware Court of Chancery as the exclusive jurisdiction governing disputes regarding the combined company’s internal affairs; (v) elect not to be governed by Section 203 of the DGCL; and (vi) make additional changes, primarily to remove provisions applicable only to special purpose acquisition companies.

On the Closing Date, the Company amended its bylaws (the “Amended and Restated Bylaws”) to (i) change the name of the Company from “FinTech Acquisition Corp. II” to “International Money Express, Inc.”; (ii) to allow for nominations to the board of directors as provided by the Shareholders Agreement; (iii) change certain aspects of the notice requirements for annual and special meetings of the stockholders; and (iv) allow for stockholder consents in lieu of meetings.

The foregoing descriptions of the Restated Certificate and Amended and Restated Bylaws are qualified in their entirety by reference to the actual terms of the respective documents. Copies of the Restated Certificate and Amended and Restated Bylaws are attached as Exhibits 3.1 and 3.2 hereto, respectively, and each is incorporated by reference herein.

Item 5.01.	Changes in Control of the Registrant.

The disclosure set forth in this Current Report on Form 8-K under “Introductory Note,” “Item 1.01. Entry into a Material Definitive Agreement” and “Item 2.01. Completion of Acquisition or Disposition of Assets” is incorporated in this Item 5.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Information with respect to the departure of certain of the Company’s directors in connection with and upon consummation of the Merger, and information with respect to the Company’s directors and executive officers immediately after and in connection with the consummation of the Merger, is set forth in the sections of the Prospectus entitled “Management Following the Merger—Information about Directors Expected to be Appointed to the Board Upon Closing of the Merger” and “—Executive Officers and Board of Directors” beginning on page 177 and “—Committees of the Board of Directors” beginning on page 180, which are incorporated by reference herein. On the Closing Date, the Company granted 7,063 restricted stock units (the “RSUs”) to each of Mr. Kurt Holstein, Mr. Michael Purcell and Mr. John Rincon, representing the equity-based award portion of the compensation package for non-employee directors, as described above. The RSUs vest on the one year anniversary of the Closing Date (the date of grant), subject to the director’s continued service through that date, and upon vesting will be settled for an equal number of shares of the Company’s common stock. In the event of a Change in Control (as defined in the Plan), the RSUs are subject to accelerated vesting. The forgoing description of the RSU grants is qualified in its entirety by reference to the actual terms of the form of director RSU agreement, which is attached as Exhibit 10.6 hereto, and is incorporated by reference herein.

Named Executive Officer Option Grants

On the Closing Date, the following individuals, including the Company’s Chief Executive Officer, Chief Financial Officer and Chief Sales and Marketing Officer, who is a named executive officer, received the option grants set forth in the below table:

Director	Options Granted
Robert Lisy	1,189,902
Tony Lauro II	198,317
Randy Nilsen	230,000

The option grants as set forth above (each an “Option Grant”) are subject to the terms of the Plan and a nonqualified stock option agreement. The Option Grants provide a right to purchase shares at an exercise price equal to the closing price of a share of the Company’s common stock on the Closing Date and vest in substantially equal installments on the first four anniversaries of the Closing Date. In addition, the Option Grants are subject to accelerated vesting in the event of a Change in Control (as defined in the Plan) or, in the case of the Option Grant to Mr. Lisy, in the event of certain termination of employment events.  The foregoing descriptions of the nonqualified stock option agreement for the Option Grant to each of Tony Lauro II and Randy Nilsen (and to be used for other executive officers in the future) and the nonqualified stock option award agreement for the Option Grant to Robert Lisy under the Plan are qualified in their entirety by reference to the actual terms of the respective documents. Copies of the forms of nonqualified stock option agreement for Tony Lauro II and Randy Nilsen (and to be used for other executive officers in the future) and the nonqualified stock option award agreement for Robert Lisy are attached as Exhibits 10.4 and 10.5 hereto, respectively, and each is incorporated by reference herein.

Transaction Bonuses

As described in the section of the Prospectus entitled “Information about Intermex—Executive Compensation—Transaction Bonus Agreements,” Robert Lisy and Randy Nilsen received transaction bonus payments in connection with the Closing in the amounts of $945,000 and $646,053.67, respectively. In addition, in connection with the Closing, the Company awarded and paid a transaction bonus to Tony Lauro II in the amount of $100,000.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in this Current Report on Form 8-K under “Item 3.03. Material Modification to Rights of Security Holders” is incorporated by reference herein.

Item 5.08.	Shareholder Director Nominations.

Stockholder proposals, including director nominations, for the Company’s 2019 annual meeting must be received at the Company’s principal executive offices by not earlier than the opening of business on the 120th day before the 2019 annual meeting and not later than the later of (x) the close of business on the 90th day before the 2019 annual meeting or (y) the close of business on the 10th day following the first day on which the Company publicly announces the date of the 2019 annual meeting, and must otherwise comply with applicable SEC rules and the advance notice provisions of the Amended and Restated Bylaws, to be considered for inclusion in the Company’s proxy materials relating to its 2019 annual meeting.

Stockholders may contact the Company’s Secretary at the Company’s principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Item 9.01.	Financial Statements and Exhibits.

(a) The consolidated financial statements of Intermex Holdings, Inc. and its subsidiaries included in the Prospectus beginning on page F-35 are incorporated herein by reference.

(d) Exhibits

The exhibits filed as part of this Current Report on Form 8-K are listed in the index to exhibits immediately preceding the signature page to this Current Report on Form 8-K, which index to exhibits is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated December 19, 2017, between the Company, FinTech II Merger Sub Inc., FinTech II Merger Sub 2 LLC, Intermex Holdings II, Inc. and SPC Intermex Representative LLC (incorporated by reference to Exhibit 2.1 to Amendment No. 2 to the Company’s Registration Statement on Form S-4 filed on June 15, 2018, File No. 333-223936) (The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request).

3.1	Second Amended and Restated Certificate of Incorporation.

3.2	Second Amended and Restated Bylaws.

4.1	Specimen Warrant Certificate (included in Exhibit 4.2).

4.2	Warrant Agreement, dated January 19, 2017, between Continental Stock Transfer & Trust Company and the Company (incorporated by reference to the Current Report on Form 8-K filed on January 25, 2017).

4.3	Shareholders Agreement, dated July 26, 2018, between the Company, SPC Intermex Representative LLC and the stockholders of the Company signatory thereto.

10.1	Form of Indemnification Agreement.

10.2	Registration Rights Agreement, dated July 26, 2018, by and among the Company, SPC Investors, Intermex Investors, Founder Investors, Minority Investors and Additional Investors.

10.3	International Money Express, Inc. 2018 Omnibus Equity Compensation Plan.

10.4
Form of Nonqualified Stock Option Agreement (incorporated by reference to Exhibit 10.22 to Amendment No. 2 to the Company’s Registration Statement on Form S-4 filed on June 15, 2018, File No. 333-223936).

10.5
Form of Nonqualified Stock Option Agreement (Robert Lisy) (incorporated by reference to Exhibit 10.26 to Amendment No. 2 to the Company’s Registration Statement on Form S-4 filed on June 15, 2018, File No. 333-223936).

10.6	Form of Director RSU Agreement.

10.7
Credit Agreement among Intermex Holdings II, Inc., as Holdings, Intermex Holdings, Inc., Intermex Wire Transfer, LLC, as borrowers, the lenders from time to time party thereto and MC Admin Co LLC, as administrative agent and collateral agent, dated as of August 23, 2017 (incorporated by reference to Exhibit 10.29 to Amendment No. 2 to the Company’s Registration Statement on Form S-4 filed on June 15, 2018, File No. 333-223936)

10.8
Amendment No. 1, Consent and Waiver to the Credit Agreement, dated as of December 19, 2017, among Intermex Holdings, Inc., as term borrower, Intermex Wire Transfer, LLC, as revolving borrower, Intermex Holdings II, Inc., MC Admin Co LLC, as administrative agent and collateral agent, and the lenders party to the Credit Agreement (incorporated by reference to Exhibit 10.30 to Amendment No. 2 to the Company’s Registration Statement on Form S-4 filed on June 15, 2018, File No. 333-223936).

21.1	Subsidiaries of the Registrant.

99.1*	Unaudited pro forma condensed combined financial information.

*To be filed by amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MONEY EXPRESS, INC.

Dated: August 1, 2018	By:	/s/ Robert Lisy
	Name:	Robert Lisy
	Title:	President and Chief Executive Officer